Related Party Transactions	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related Party Transactions
9.	Related party transactions:

The Company has significant contractual agreements with majority stockholder Mayne Pharma as discussed in Note 1 and Note 11. There were no amounts due to or from Mayne Pharma at December 31, 2017, other than the amount due in 2018 to the Company from Mayne Pharma under the Series B Preferred Stock Purchase Agreement as discussed in Note 11.